Exhibit 99.1
 Company Overview

 Special Note Regarding Forward-Looking Statements. Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include without limitation statements regarding our expectation regarding building shareholder value. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation .You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding Insurance) and Insurance AOI. Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of certain results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of noncash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-US GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our US GAAP financial results and should be read together with HC2’s results reported under GAAP.Management defines Adjusted EBITDA as Net income (loss) adjusted to exclude the impact of asset impairment expense; gain (loss) on sale or disposal of assets; lease termination costs; interest expense; loss on early extinguishment or restructuring of debt; other income (expense), net; foreign currency transaction gain (loss); income tax (benefit) expense; gain (loss) from discontinued operations; non-controlling interest; share-based compensation expense; acquisition related and other non-recurring costs; other costs and depreciation and amortization. A reconciliation of Adjusted EBITDA to net income, the most comparable measure calculated in accordance with GAAP, is included in the financial tables at the end of this release.Management believes that Insurance AOI measures, used frequently in the insurance industry, provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other-than-temporary impairment losses recognized in operations; other income and expense/intercompany elimination and acquisition related and non-recurring costs. Management believes that Insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations.By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions.  Safe Harbor Disclaimers  1

 Company Overview

 HC2 Holdings, Inc.  3  Who We Are  What We Do  Diversified holding companyPermanent capitalStrategic and financial partnerTeam of visionaries  Buy and build companies Execute business plansDeliver sustainable value for shareholders

Investment Highlights

Why Invest in HC2?

- Leadership team has diverse network resulting in unique deal flow
- Unique combination of operating entities accessible through one investment
  - Controlling stakes in leading, stable, cash flow generating businesses
  - Option value opportunities with significant equity upside potential
- Long-term strategy allows management teams the ability to execute business plans
- Diversification across a number of industries
- Financial flexibility

© 2016 HC2 Holdings, Inc.
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HC2 Value Philosophy

Clear focus on delivering sustainable value for all stakeholders

- Value operator with long-term outlook
- Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries
- Strong capital base allows funding of subsidiary growth
- Speed of execution gives HC2 a competitive advantage over traditional private equity firms


Envision
Empower
Execute

Envision

- Seek to build value over the long-term
- Expansive network results in unique deal flow
- Target a barbell investment strategy
  - Stable cash flow generation
  - Early-stage companies with option value

Empower Management

- Partner with experienced management teams
- Establish specific operating objectives
- Provide financial expertise
- Help execute strategy

Execute

- Focus on speed of execution
- Capitalize on opportunities
- Deliver sustainable value

© 2016 HC2 Holdings, Inc.
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HC2 Company Snapshot

Core Operating Subsidiaries

Manufacturing: SCHUFF
- One of the largest steel fabrication and erection companies in the U.S.
- 91% ownership

Marine Services: GMSL
- Offshore marine engineering delivering subsea cable installation, maintenance and cable protection requirements
- 97% ownership

Utilities: ANG
- Premier distributor of natural gas motor fuel throughout the U.S.
- Currently own or operate 15 natural gas fueling stations
- 53% ownership

Telecom: PTGi ICS
- International wholesale telecom service company
- Deploying new sales growth strategies globally
- Expanding scale and number of customer relationships
- 100% ownership

Core Financial Services Subsidiaries

Insurance: CIG
- Newly formed insurance unit
- Executive Chair: James P. Corcoran
- Acquisition of American Financial Group's ("AFG") long-term care and life insurance businesses closed in Q4 2015
- 100% ownership
- ~$80m of statutory surplus*
- ~$2.0b in total GAAP assets*

Early Stage and Other Holdings

Life Sciences: PANSEND
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology
- **Genovel:** Novel, patented, Mini Knee" and "Anatomical Knee" replacements
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security , imaging, sensors, optics, fluidics, robotics & mobile healthcare

Other:
- **Nervve:** Provider of video and image search technology for information extraction and powerful analytics applications
- **Dusenberry Martin Racing:** Owns the exclusive licensing rights to the NASCAR brand for interactive gaming platforms

- *All data as of March 31, 2016 except number of ANG fueling stations which includes two stations acquired and two stations commissioned in May 2016*

© 2016 HC2 Holdings, Inc.
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HC2 Leadership Team

Philip A. Falcone
Chairman of the Board,
Chief Executive Officer and President

Keith M. Hladek
Chief Operating Officer

Michael Sena
Chief Financial Officer

Paul K. Voigt
Senior Managing Director

Paul L. Robinson
Chief Legal officer & Corporate Secretary

Suzi Raftery Herbst
Chief Administrative Officer

Ian W. Estus
Managing Director

Andrew G. Backman
Managing Director

© 2016 HC2 Holdings, Inc.
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 Note: As a result of the Schuff Tender, HC2’s ownership increased to 89% and subsequently through open market share purchases increased to 91%  HC2 Stock Performance & Timeline  8        2014  HRG Group acquires majority interest in "PTGi"  1/8/2014    HC2 acquires Schuff (65%)  5/29/2014    HC2 acquires Global Marine (97%)  9/22/2014    HC2 announces results of Schuff Tender Offer    Company renamed "HC2"  4/14/2014    10/7/2014  $250M Senior Secured Notes Offering Closing    11/20/2014  NYSE Listing Announced    12/23/2014  HC2 FY2014 Earnings Release    3/16/2015    HC2 forms Continental Insurance Group  4/14/2015  $50M Tack-On toSenior Secured Notes    3/23/2015  2015    HC2 acquires interest in Gaming Nation  6/10/2015    HC2 closes LTC and life insurance acquisition  12/24/2015  2016  Global Marine Acquires Majority Interest in CWind  2/3/2016

 Appendix: Segment Detail

 Schuff International – Company Snapshot  10  Schuff operates as an integrated fabricator and erector of structural steel and heavy steel plateThe Company fabricates and erects structural steel for commercial and industrial construction projects including high and low-rise buildings and office complexes, hotels and casinos, convention centers, sports arenas, shopping malls, hospitals, dams, bridges, mines and power plantsFacilities in the U.S. and Panama (JV)Founded in 1976 and headquartered in Phoenix, AZ  Business Description:  Rustin Roach – President and CEOMichael Hill – CFO and TreasurerScott Sherman – VP, General Counsel  Select Management:    Select Customers:

Schuff International – Company Snapshot

SCHUFF STEEL	Schuff Steel	Schuff Steel Management Company	Aitken	Schuff Hopsa Engineering
Core Activities	◆ One of the largest steel fabricators and erectors in the U.S.	◆ Provides project management capabilities for smaller projects, often leveraging subcontractors	◆ Manufactures equipment designed for use in the oil, gas, petrochemical and pipeline industries ◆ Pollution control scrubbers, tunnel liners, pressure vessels, strainers, filters and separators	◆ Panamanian Joint Venture with Empresas Hopsa, S.A and operates a steel fabrication facility, ◆ Strengthens Schuff's international presence
Products And Service Offerings	◆ Steel fabrication ◆ Erection services ◆ Structural engineering & design services ◆ Preconstruction engineering services	◆ Project management – On-time steel management ◆ Subcontracted erection services ◆ Fabrication services (subcontracted)	◆ Design engineering ◆ Fabrication services	◆ Design engineering ◆ Fabrication and erection services
Industries Served	◆ Transportation ◆ Leisure ◆ Government ◆ Healthcare ◆ Industrial & mining ◆ Energy	◆ Retail ◆ Leisure ◆ Healthcare ◆ Industrial ◆ Convention & event centers ◆ Commercial	◆ Petrochemical ◆ Oil & gas infrastructure ◆ Pipelines	◆ Transportation ◆ Infrastructure ◆ Government ◆ Commercial ◆ Convention & event centers

© 2016 HC2 Holdings, Inc.
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Global Marine Systems (GMSL) – Company Snapshot



Business Description:

- Provides offshore marine engineering and underwater services for subsea cable installation, maintenance and cable protection requirements
- Seeks to position itself as a key player to drive convergence of its maintenance service offering across the telecom, oil & gas, and subsea cabling markets
- Has installed roughly 23% of the world's subsea fiber optic cable
- Founded in 1850
- Headquartered in UK with major regional hub in Singapore

Company Highlights:

- Telecom services exhibit long-term maintenance contracts (5-7 years) with high renewal rates
- Significant opportunities in Telecom through 49% owned strategic joint ventures with Huawei Technologies (HMN) and China Telecom (SBSS)
- Demonstrated commitment to offshore renewable sector through CWind acquisition
- Re-entry in high-growth offshore power market
- Competitive advantage due to its ability to move vessels between market sectors and from more complex service provisions (installation) to less complex (maintenance) services

Select Customers:

Technip, T · ·, at&t, Sprint, ConocoPhillips, PRYSMIAN, bp, tampnet, orange, SingTel

© 2016 HC2 Holdings, Inc. 12

Global Marine Systems (GMSL) – Company Snapshot

Global Marine	Telecom Maintenance	Telecom Installation	Oil & Gas Installation	Offshore Power Installation Charters
Core Activities	• Provision of vessels on standby to repair fiber optic telecom cables in defined geographic zones • Location of fault, cutting out damaged parts, jointing and re-deployment of cables • Operation of depots storing cable and spare parts	• Provision of turnkey repeated telecom systems via Huawei Marine Networks ("HMN") joint-venture • "Installation only" contracts for telecom customers • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths	• Fiber optic communications and power infrastructure to offshore platforms • Inter-platform and subsea well command & control and power • Permanent Reservoir Monitoring ("PRM") systems • Maintenance & Repair	• Installation charters for inter-array power cables for offshore wind market • Re-entered market in November 2015 after expiry of non-compete with Prysmian • Asian operations, notably in China, via Sino British Submarine Systems ("SSBS") joint venture
Vessels	• Cable Retriever • Pacific Guardian • Wave Sentinel • Wave Venture	• Cable Innovator • CS Sovereign • Networker	• Cable Innovator • CS Sovereign • Networker	• Cable Innovator • CS Sovereign
Joint Venture	• Sino British Submarine Systems in Asia (SBSS) • Joint venture (49%) with China Telecom • International Cableship Pte Ltd ("ICPL"), joint venture (30%) with SingTel and ASEAN Cableship • SCDPL – joint venture (40%) with SingTel	• Huawei Marine Networks • Joint venture (49%) with Huawei Technologies • Sino British Submarine Systems in Asia (SBSS) • Joint venture (49%) with China Telecom	• Sino British Submarine Systems in Asia • Joint venture (49%) with China Telecom	• Sino British Submarine Systems in Asia • Joint venture (49%) with China Telecom

© 2016 HC2 Holdings, Inc.
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American Natural Gas – Company Snapshot

In August 2014, HC2 acquired $15.5 million of convertible preferred which is convertible into 53% of the equity of ANG

ANG AMERICAN NATURAL GAS

- In-depth experience in the natural gas fueling industry
- Designs, builds, owns, operates and maintains compressed natural gas ("CNG") commercial fueling stations for transportation
- Building a premier network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers
  - Currently 15 stations owned and/or operated
  - One facility under construction is on schedule to be commissioned in 2Q16
  - Expect to own / operate >20 stations by year-end 2016
- American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas:
  - Dramatically reduces emissions
  - Extends truck life
  - Significantly reduces fuel cost
- Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is the best candidate for alternatives to gasoline and diesel for the motor vehicle market

• All data as of March 31, 2016 except number of ANG fueling stations which includes two stations acquired and two stations commissioned in May 2016

© 2016 HC2 Holdings, Inc.

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PTGi International Carrier Services ("PTGi ICS")

Leading international wholesale telecom service company providing voice and data call termination to the telecom industry worldwide

- Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide
- Restructured in 2014 PTGI, ICS now delivers industry leading technology via best of breed sales and operational support teams
  - 1Q16 – Fourth consecutive quarter of profitability
- In business since 1966, recognized as a trusted business partner globally
- Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East and Europe

© 2016 HC2 Holdings, Inc.
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Continental Insurance Group – Company Snapshot

April 2015: HC2 established Continental Insurance Group ("CIG") as its insurance platform led by industry veteran Jim Corcoran, as Executive Chairman

December 2015: HC2 completed the acquisition of American Financial Group's long-term care and life insurance businesses, United Teacher Associates Insurance Company and Continental General Insurance Company

- The formation of Continental Insurance Group ("CIG") to invest in the long-term care and life insurance sector is consistent with HC2's overall strategy of taking advantage of dislocated and undervalued operating businesses
- Through CIG, HC2 intends to build an attractive platform of insurance businesses
- James P. Corcoran, Executive Chair, has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York
- Combined measures as of March 31, 2016:
  - Statutory Surplus ~$80 million
  - GAAP Assets of ~$2.0 billion

© 2016 HC2 Holdings, Inc.
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Pansend Life Sciences

HC2's Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• 52% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec) Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)
R2 dermatology	• 61% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan • Over $10 billion global market
GENOVEL	• 77% equity ownership in company with unique knee replacement s based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. • "Mini-Knee" for early osteoarthritis of the knee • "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
MediBeacon	• 35% equity ownership in company with unique technology and device for monitoring of real-time kidney function • Current standard diagnostic tests measure kidney function are often inaccurate and not real-time • MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care • $3.5 billion potential market
Triple Ring technologies	• Profitable technology and product development company • Areas of expertise include medical devices , homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

© 2016 HC2 Holdings, Inc.
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Nervve

In October 2014, HC2 made an initial contribution of $5 million in convertible preferred equity

Subsequent financing increased the total to $6.1 million

- Headquartered in Buffalo, NY; Offices in VA and NY
- Nervve has developed the fastest, most accurate video and image search technology in the world; Able to search an hour of video in less than five seconds
- The core technology utilizes a search by example methodology to automatically search massive amounts of video and image data for objects of interest. It will potentially change the way people think of search engine capabilities
- In the era of Big Data, Nervve is revolutionizing the way organizations are able to exploit massive amounts of video and images, benefitting social media platforms, media and entertainment companies, the DoD/Intel Community, public safety and any digital advertising platform
- In January 2014, Nervve entered into a strategic agreement with In-Q-Tel, the independent investment firm that identifies innovative technology solutions to support the missions of the U.S. Intelligence Community
- In July 2015, Nervve partnered with Wasserman Media Group, a leading sports and entertainment agency, to bring to market their visual search technology, which will allow brands and properties to easily, quickly and accurately track and analyze brand exposure impact across various sports and entertainment programming

© 2016 HC2 Holdings, Inc.
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Dusenberry Martin Racing (DMi, Inc.)

On December 31, 2014, HC2 / DMR completed a $6 million asset purchase agreement to acquire worldwide exclusive licensing rights to the NASCAR brand for interactive gaming, including mobile, console and PC games

- DMi, Inc., doing business as Dusenberry Martin Racing (DMR), owns all the code, artwork and animation previously developed for the games
- The partnership also provides NASCAR® with warrants in the company to participate in the value creation that will come from developing new games and new strategic relationships that are being developed through the game platforms
- Headquartered in Charlotte, NC in NASCAR® Hall of Fame building
- Dusenberry Martin Racing's license also extends to NASCAR® racetracks and all the leading NASCAR race teams and drivers
- Tom Dusenberry, CEO, was the Founder and President of Hasbro Interactive. He is credited with acquisitions including Atari and Wizards of the Coast
- Currently working on several games including an all-new NASCAR® racing simulation game for PlayStation 4, Xbox One, PC and mobile games that are expected to be released in 2016
- Announced in May 2015 that its NASCAR® '15 racing game launched exclusively at GameStop for the Xbox 360 and PlayStation 3
- In April, 2016, DMR secures $8.0 million in addition equity growth capital from consortium of new investors including superstar drivers Joey Logano and Brad Keselowski

© 2016 HC2 Holdings, Inc.
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 Appendix: 1Q16 Highlights andSelect Financial Data

1Q Highlights and Recent Developments

Results and Recent Developments:

- Results highlight the unique value HC2 brings to the market given our diverse holdings across a number of uncorrelated industries
- Net Revenue totaled $332 million in First Quarter; up ~64% increase compared prior-year-quarter
- Adjusted EBITDA for Manufacturing, Marine Services, Utilities and Telecommunications segments ("Core Operating Subsidiaries") totaled $12.7 million in First Quarter or $18.2 million excluding one-time Marine Services charge
  - Results benefitted from growth in Manufacturing, Telecommunications and Utilities; partially offset by a $5.5 million one-time charge at Marine Services
- Consolidated Cash and Investments as of March 31, 2016: $1.5 billion of consolidated cash, cash equivalents and investments, which includes the addition of Insurance segment
  - Corporate Cash as of March 31, 2016: $41.0 million in cash, cash equivalents and short-term investments; essentially unchanged from prior quarter
- Strengthened Executive Management Team Reporting Directly to Phil Falcone, Chairman, CEO:
  - Paul L. Robinson – Chief Legal Officer and Corporate Secretary
  - Andrew G. Backman – Managing Director - Investor Relations and Public Relations

© 2016 HC2 Holdings, Inc.
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HC2 Segment Overview

Core Operating Subsidiaries

Manufacturing: SCHUFF

- Q1 Revenue: $119m
- Q1 Adjusted EBITDA: $12m
- Backlog of $415m at 3/31
- Solid long-term pipeline

Marine Services: GMSL

- Q1 Revenue: $32m
- Q1 Adjusted EBITDA: $0.5m inclusive of one-time charge
- Incremental revenue contribution from CWind
- Positive Long-term telecom installation opportunities

Utilities: ANG

- Q1 Revenue: $1.2m
- Q1 Adjusted EBITDA: $0.4m
- 15 stations currently owned and / or operated
- Delivered 800,000 Gasoline Gallon Equivalents (GGE's) in the first quarter

Telecom: PTGi ICS

- Q1 Revenue: $150m
- Q1 Adjusted EBITDA: $0.3m
- Expanding scale and number of customer relationships

Core Financial Services Subsidiaries

Insurance: CIG

- ~$80m of statutory surplus*
- ~$2.0b in total GAAP assets*

Early Stage and Other Holdings

Life Sciences: PANSEND

- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology
- **Genovel:** Novel, patented , Mini Knee" and "Anatomical Knee" replacements
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

Other:

- **Nervve**
- **Dusenberry Martin Racing**

- *All data as of March 31, 2016 except number of ANG fueling stations which includes two stations acquired and two stations commissioned in May 2016*

© 2016 HC2 Holdings, Inc.

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 Segment Financial Summary  23  Adjusted EBITDA for Core Operating Subsidiaries was $12.7m for Q1 2016 or $18.2m excluding one-time GMSL charge  Adjusted EBITDA ($m)    Q1 2016  Q1 2015     Core Operating Subsidiaries         Manufacturing  $11.5  $8.9     Marine Services (1)  0.5  5.0     Utilities  0.4  0.2     Telecom  0.3  (0.1)     Total Core Operating  $12.7  $14.1    Early Stage and Other Holdings         Life Sciences  (2.6)  (1.4)     Other   (4.0)  (2.1)     Total Early Stage and Other  (6.6)  (3.5)    Non-Operating Corporate  (5.7)  (4.8)    Total HC2 (excluding Insurance)  $0.3  $5.9  Adjusted Operating Income ($m)  Core Financial Services          Insurance  ($3.6)  -  Note: Reconciliation of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding.(1) Excluding $5.5 million one-time charge

 Manufacturing: Schuff International  24  Adjusted EBITDA: $11.5m, up 29% year-over-year Backlog: $415m as of 3/31/16; up 36% compared to $306m as of 3/31/15Continued gross margin expansion; up 440 basis points year-over-year  First Quarter Update  Proactively selecting the right jobs, not all jobsSolid long-term pipeline; No shortage of transactions to evaluate Commercial / Stadium / Healthcare sectors remain strong  Strategic Initiatives

Marine Services: GMSL

First Quarter Update

- Adjusted EBITDA: $0.5.m after $5.5m one-time charge associated with telecom installation project
- Incremental revenue contribution from CWind acquisition
- Two new installation contracts signed in first quarter with scheduled delivery in second half of 2016
- Significant potential value in Joint Ventures

Strategic Initiatives

- **Huawei Marine Networks – 49% ownership**

Total HMN*	2015	2014
Revenue	~$118m	~$73m
Profit	~$14m	~$1.2m
Cash / Equivalents	~$26m	~$16m

- **S. B. Submarine Systems (SBSS - China Telecom) – 49% ownership**
  - Joint Venture established in 1995 with China Telecom
  - China's leading provider of submarine cable installation
  - Located in Shanghai and possesses a fleet of advanced purpose-built cable ships



** Source: Huawei Investment & Holding Co., Ltd - 2015 Annual Report Currency Exchange: CNY:USD 1:.15*

© 2016 HC2 Holdings, Inc.

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 Utilities: ANG  26  Delivered 800,000 Gasoline Gallon Equivalents (GGE’s) in the first quarter versus 659,000 GGE’s in the fourth quarter of 2015 and 358,000 GGE’s in the first quarter of 2015Currently 15 stations owned and/or operated versus 11 stations at end of 1Q16One facility under construction is on schedule to be commissioned in 2Q16 Received the FY2015 Volumetric Excise Tax Credit (VETC) refund in 1Q16Negotiating committed volume contracts with several counterparties at new and existing stationsExpect to own / operate >20 stations by year-end 2016   First Quarter Update  All data as of March 31, 2016 except number of ANG fueling stations which includes two stations acquired and two stations commissioned in May 2016

Telecommunications: PTGi-ICS

First Quarter Update

- Strong quarter with $150m in sales due to growth in wholesale traffic volumes due to expansion in scale and number of customer relationships
  - Adjusted EBITDA continues positive trend as the overall restructuring plan was completed in early 2015
  - Adjusted EBITDA for first quarter 2016 of $0.3m vs. loss of $0.1m in year-ago quarter
  - 4th consecutive quarter of profitability
- One of the key objectives: leverage the cost structure within ICS
  - Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities





© 2016 HC2 Holdings, Inc.
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Insurance: Continental Insurance Group

First Quarter Update

- Completed the acquisition of United Teacher Associates Insurance Company ("UTA") and Continental General Insurance Company ("CGI") in December 2015
- UTA and CGI are held by Continental Insurance, Inc. ("CII"), which serves as a platform for run-off LTC books of business and for acquiring additional run-off LTC businesses
- Adjusted Operating Income loss of $3.6 million for first quarter 2016
- Approximately $80.0 million of statutory surplus at end of first quarter
- Approximately $2.0 billion in total GAAP assets at March 31, 2016
- We believe that CII is uniquely positioned to serve as a solution to address some of the key challenges multi-line insurers face
- CII Strategy:
  - A concentrated focus on LTC and acquisitions of additional books of run-off LTC business
  - Enhancing efficiency and effectiveness through scale and a concentrated focus on LTC

Note: Reconciliation of Adjusted Operating Income to U.S. GAAP Net Income in appendix

© 2016 HC2 Holdings, Inc.

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HC2 Pansend Life Sciences

HC2's Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• 52% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec) Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)
R2 dermatology	• 61% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Drs. Rox Anderson, Dieter Manstein and Henry Chan • Over $10 billion global market
GENOVEL	• 77% equity ownership in company with unique knee replacement s based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. • "Mini-Knee" for early osteoarthritis of the knee • "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
MediBeacon	• 35% equity ownership in company with unique technology and device for monitoring of real-time kidney function • Current standard diagnostic tests measure kidney function are often inaccurate and not real-time • MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care • $3.5 billion potential market
Triple Ring technologies	• Profitable technology and product development company • Areas of expertise include medical devices , homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

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 Other Holdings  30  Nervve: Provider of video and image search technology for information extraction and powerful analytics applicationsDusenberry Martin Racing: Owns the exclusive licensing rights to the NASCAR brand for interactive gaming platforms

 Financial Summary  31  Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $4.24 on May 6, 2016Cash, cash equivalents and short-term investmentsEnterprise Value is calculated by adding market capitalization, total debt and total preferred equity amounts, less corporate cash.  HC2 (trailing twelve months)                     Core Operating          Early-Stage and Other    Non-Operating Corporate    Manufacturing   Marine Services  Utilities  Telecom  Total Core Operating  Life Sciences  Other  Corporate  Revenues (millions)  $506.0  $140.2  $6.7  $563.5  $1,216.4  -  $2.3  -  EBITDA (millions)  $54.6  $37.6  $1.1  $2.4  $95.7  ($8.4)  ($20.2)  ($20.5)  Balance Sheet    Market Cap(1)  $181.5  Preferred Equity  $53.6  Total Debt  $307.0  Corporate Cash(2)  $41.0  Enterprise Value(3)  $501.1  ($m)  ($m)

 Appendix: Biographies

HC2 Management Team

Philip A. Falcone *Chairman of the Board* *Chief Executive Officer* *President*	◆ Served as a director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014 ◆ Served as a director, Chairman of the Board and Chief Executive Officer of HRG Group Inc.. ("HRG") from July 2009 to December 2014 ◆ From July 2009 to June 2011, served as the President of HRG ◆ Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC ("Harbinger Capital") ◆ Before founding Harbinger Capital in 2001, managed the High Yield and Distressed trading operations for Barclays Capital from 1998 to 2000 ◆ Received an A.B. in Economics from Harvard University

Keith M. Hladek *Chief Operating Officer*	◆ Chief Operating Officer of HC2 since May 2014 ◆ Chief Financial Officer and Chief Operating Officer of Harbinger Capital since September 2009 ◆ From October 2009 to December 2014, served as a director of HRG ◆ Served as Controller at Silver Point Capital and held positions at GoldenTree Asset Management and Oak Hill Capital Management ◆ Mr. Hladek is a Certified Public Accountant and received a Bachelor of Science in Accounting from Binghamton University
Michael Sena *Chief Financial Officer*	◆ Chief Financial Officer of HC2 since June 2015 ◆ Served as the Chief Accounting Officer of HRG from November 2012 to May 2015 ◆ From January 2009 to November 2012, held various accounting and financial reporting positions with the Reader's Digest Association, Inc., last serving as Vice President and North American Controller ◆ Served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009 ◆ Held various positions with PricewaterhouseCoopers ◆ Mr. Sena is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Syracuse University

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HC2 Management Team

Paul K. Voigt *Senior Managing Director*	◆ Senior Managing Director of HC2 since May 2014 ◆ Prior to joining HC2, served as Executive Vice President on the sales and trading desk at Jefferies from 1996 to 2013 ◆ Served as Managing Director on the High Yield sales desk at Prudential Securities from 1988 to 1996 ◆ Mr. Voigt received an MBA from the University of Southern California in 1988 after playing professional baseball. Graduated from the University of Virginia where he received a Bachelor of Science in Electrical Engineering
Paul L. Robinson *Chief Legal Officer & Corporate Secretary*	◆ Chief Legal Officer & Corporate Secretary of HC2 since March 2016 ◆ Served as Executive Vice President, Chief Legal Officer and Corporate Secretary for SEACOR Holdings Inc. for nearly nine years prior to HC2 ◆ Held various positions at Comverse Technology, Inc., including Chief Operating Officer, Executive Vice President, General Counsel and Corporate Secretary ◆ Served as associate attorney at Kramer, Levin, Naftalis & Frankel, LLP.; Counsel to the United States Senate Committee on Governmental Affairs and associate attorney at Skadden, Arps, Slate, Meagher & Flom LLP ◆ Mr. Robinson earned a Bachelor of Arts degree in Political Science and was Phi Beta Kappa from State University of New York at Binghamton and a J.D., cum laude, from Boston University School of Law
Suzi Raftery Herbst *Chief Administrative Officer*	◆ Chief Administrative Officer of HC2 since March 2015 with over 17 years of diverse human resources, recruiting, equity and foreign exchange sales experience ◆ Prior to joining HC2, served as Senior Vice President and Director of Human Resources of Harbinger Capital and HRG ◆ Previously served as Head of Recruiting at Knight Capital Group ◆ Previously held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald after beginning her career in Equity Sales at Merrill Lynch ◆ Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College

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HC2 Management Team

Ian W. Estus *Managing Director*	◆ Managing Director of HC2 since May 2014 ◆ Prior to joining HC2, worked in portfolio management for HRG from 2013 to 2014 and Harbinger Capital from 2002 to 2013 ◆ Served in various roles at Smith Barney Asset Management from 1998 to 2002 ◆ Mr. Estus received a Bachelor of Science in Business Administration with a concentration in Accounting from the University at Buffalo in 1998
Andrew G. Backman *Managing Director*	◆ Managing Director of Investor Relations & Public Relations of HC2 since April 2016 ◆ Prior to joining HC2, served as Managing Director of Investor Relations and Public Relations for RCS Capital and AR Capital (now AR Global) from 2014 to 2016 ◆ Founder and Chief Executive Officer of InVisionIR, a New York-based advisory and consulting firm from 2011 to 2014 ◆ Served as Senior Vice President, Investor Relations & Marketing of iStar Financial from 2004 to 2010 ◆ Served as Vice President, Investor Relations and Marketing Communications for Corvis Corporation / Broadwing Communications from 2000 to 2004 ◆ Spent first 10 years of career at Lucent Technologies and AT&T Corp. ◆ Mr. Backman earned a Bachelor of Arts degree in Economics from Boston College and was a graduate of AT&T / Lucent Technologies prestigious Financial Leadership Program (FLP), a highly-selective and competitive, two-year rotational and academic program for highest performing finance and accounting executives

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Appendix:Reconciliations

   Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Three Months Ended March 31, 2016)   37  (1) Inclusive of $5.5 million one-time charge  (1)

 Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Three Months Ended March 31, 2015)    38

 Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Twelve Months Ended December 31, 2015)     39

   Calculation of the Latest Twelve Months Revenue Utilizing as Reported Net Revenue (Three Months Ended March 31, 2016)   40

   Calculation of Latest Twelve Months Adjusted EBITDA Utilizing As Reported Adjusted EBITDA(Three Months Ended March 31, 2016)   41

   Reconciliation of Insurance AOI to U.S. GAAP Net Income (Three Months Ended March 31, 2016)   42  (in thousands)

 Andrew G. Backman • ir@hc2.com • 212.235.2691 • 450 Park Avenue, 30th Floor, New York, NY 10022  Company Overview